RIDGEWORTH FUNDS
Supplement dated February 13, 2009 to the
RidgeWorth Funds Prospectus and Statement of Additional Information
Dated August 1, 2008
for the C Shares of the
RidgeWorth Intermediate Bond Fund
RidgeWorth Total Return Bond Fund
     Effective February 13, 2009, C Shares of the RidgeWorth Intermediate Bond Fund and the RidgeWorth Total Return Bond Fund (the “Funds”) are converted into R Shares. Therefore, all references to C Shares of the Funds in the prospectus and statement of additional information are deleted. R Shares of the Funds are now offered through a separate prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-106